                              POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    BARBARA B. ALLBRITTON      Director         March 21, 1996
-------------------------------                     -----------------
Barbara B. Allbritton (Signature)   (Capacity)            (Date)

                                    1 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    ROBERT L. ALLBRITTON      Director           March 21, 1996
-------------------------------                     -----------------
Robert L. Allbritton  (Signature)  (Capacity)               (Date)

                                   2 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    FRED L. BOLLERER          Director           March 21, 1996
-------------------------------                     ------------------
Fred L. Bollerer (Signature)       (Capacity)              (Date)

                                   3 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    CALVIN CAFRITZ            Director           March 21, 1996
-------------------------------                     ------------------
Calvin Cafritz  (Signature)        (Capacity)             (Date)

                                   4 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





 /s/    CHARLES A. CAMALIER, III    Director         March 21, 1996
-------------------------------                     ------------------
Charles A. Camalier, III(Signature)(Capacity)             (Date)

                                   5 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    RONALD E. CUNEO           Director     March 21, 1996
-------------------------------                 ----------------
Ronald E. Cuneo   (Signature)      (Capacity)        (Date)

                                   6 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    FLOYD E. DAVIS, III       Director         March 21, 1996
-------------------------------                     --------------
Floyd E. Davis, III  (Signature)   (Capacity)           (Date)

                                   7 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





 /s/    JACQUELINE C. DUCHANGE      Director        March 21, 1996
-------------------------------                     --------------
Jacqueline C. Duchange(Signature)  (Capacity)           (Date)

                                   8 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    MICHELA A. ENGLISH       Director          March 22, 1996
-------------------------------                      --------------
Michela A. English (Signature)    (Capacity)             (Date)

                                   9 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/JAMES E. FITZGERALD, M.D.          Director       March 23, 1996
-------------------------------                      --------------
James E. Fitzgerald, M.D.(Signature) (Capacity)          (Date)

                                   10 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





 /s/    DAVID J. GLADSTONE          Director        March 22, 1996
-------------------------------                     --------------
David J. Gladstone (Signature)     (Capacity)           (Date)

                                   11 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





   /s/    LAWRENCE I. HEBERT        Director        March 21, 1996
-------------------------------                     --------------
Lawrence I. Hebert (Signature)     (Capacity)           (Date)

                                   12 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    MICHAEL J. JACKSON           Director        March 22, 1996
-------------------------------                     --------------
Michael J. Jackson   (Signature)   (Capacity)           (Date)

                                   13 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    LEO J. O'DONOVAN, S.J.       Director        March 25, 1996
-------------------------------                     --------------
Leo J. O'Donovan, S.J.(Signature)  (Capacity)           (Date)

                                   14 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    STEVEN B. PFEIFFER           Director        March 21, 1996
-------------------------------                     --------------
Steven B. Pfeiffer    (Signature)  (Capacity)           (Date)

                                   15 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    JOHN A. SARGENT             Director         March 21, 1996
-------------------------------                     --------------
John A. Sargent (Signature)       (Capacity)            (Date)

                                   16 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    ROBERT L. SLOAN             Director         March 22, 1996
-------------------------------                     --------------
Robert L. Sloan  (Signature)      (Capacity)            (Date)

                                   17 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    JAMES W. SYMINGTON          Director         March 21, 1996
-------------------------------                     --------------
James W. Symington  (Signature)   (Capacity)           (Date)

                                   18 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    JACK VALENTI                Director         March 20, 1996
-------------------------------                     --------------
Jack Valenti   (Signature)        (Capacity)            (Date)

                                   19 of 20

                               POWER OF ATTORNEY


        Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. Lemont his true and lawful attorney-in-fact and with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/    EDDIE N. WILLIAMS           Director         March 21, 1996
-------------------------------                     --------------
Eddie N. Williams (Signature)     (Capacity)            (Date)

                                   20 of 20